UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2008

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 14, 2008, Grubb & Ellis Realty Investors, LLC (formerly known as Triple Net Properties, LLC), or Grubb & Ellis Realty Investors, the managing member of Grubb & Ellis Healthcare REIT Advisor, LLC, or our Advisor, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Agreement, with Fort Road Associates Limited Partnership, an unaffiliated third party, or the Seller, for the purchase of certain real property and improvement commonly known as Fort Road Medical Building located in St. Paul, Minnesota, or the Fort Road property, for a purchase price of $8,650,000.

On January 31, 2008, Grubb & Ellis Realty Investors and the Seller entered into a First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the First Amendment. The material terms of the First Amendment extended the termination of the due diligence period from February 1, 2008 to February 6, 2008. On March 5, 2008, Grubb & Ellis Realty Investors and the Seller entered into a Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Second Amendment. The material terms of the Second Amendment moved the delivery of the Medical Office Lease Agreement and Apartment Lease Agreement to after the close of escrow.

On March 6, 2008, Grubb & Ellis Realty Investors executed an Assignment and Assumption of Purchase Agreement, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement, as amended, to G&E Healthcare REIT Fort Road Medical, LLC, our subsidiary.

On March 6, 2008, we acquired the Fort Road property from the Seller for a purchase price of $8,650,000. We financed the purchase price using a secured loan of $5,800,000 from LaSalle Bank National Association, or LaSalle, and $3,000,000 in borrowings under a secured revolving line of credit with LaSalle and KeyBank National Association, or KeyBank. Both the secured loan and the secured revolving line of credit are described in Item 2.03 below. An acquisition fee of $260,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement, First Amendment, Second Amendment and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

LaSalle Secured Loan

On March 6, 2008, we, through G&E Healthcare REIT Fort Road Medical, LLC, obtained a secured loan, or the Fort Road loan, with LaSalle. The Fort Road loan is evidenced by a Promissory Note in the principal amount of $5,800,000, or the Fort Road note. The Fort Road note is secured by a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing, or the Fort Road mortgage, on the Fort Road property, and a Guaranty of Payment by which we guarantee payment of an amount up to $2,900,000, plus interest at an interest rate equal to the default interest rate, described below, and all cost associated with enforcing the Guaranty of Payment. The Fort Road loan matures on March 6, 2011, but may be extended for two consecutive 12 month periods, each subject to satisfaction of certain conditions, including payment of an extension fee equal to 0.125% of the principal balance then outstanding. The loan provides for monthly principal and interest payments due on the first day of each calendar month, beginning on April 1, 2008. At our option, the loan bears interest at per annum rates equal to: (a) LIBOR plus 1.65%; or (b) a floating rate equal to the Prime Rate, as defined in the Fort Road note. If any monthly payment that is due is not received by LaSalle within five days after such payment is due, the loan provides for a late charge equal to 4.0% of such payment. In the event of a default, the loan also provides for a default interest rate of 4.0% per annum plus the floating rate. Subject to certain conditions, the loan may be prepaid in whole or in part, without paying a prepayment premium. The loan documents contain certain customary representations, warranties, covenants and indemnities.

The material terms of the Fort Road loan are qualified in their entirety by the terms of the Fort Road note, Fort Road mortgage, Guaranty of Payment and Environmental Indemnity Agreement attached hereto as Exhibits 10.5 through 10.8 to this Current Report on Form 8-K.

LaSalle Line of Credit

As previously reported in the Current Report on Form 8-K we filed on September 14, 2007, and as further reported in the Current Report on Form 8-K we filed on December 18, 2007, we entered into a $80,000,000 secured revolving line of credit with LaSalle and KeyBank, or the LaSalle line of credit. On March 6, 2008, we borrowed $3,000,000 under the LaSalle line of credit, which was applied towards the purchase of the Fort Road property, including closing costs.

LaSalle Interest Rate Swap

We, through G&E Healthcare REIT Fort Road Medical, LLC, entered into an ISDA interest rate swap confirmation letter agreement dated March 10, 2008, or the Letter Agreement, with LaSalle in connection with the Fort Road loan. As noted above, pursuant to the terms of the Fort Road note in favor of LaSalle, the Fort Road loan bears interest, at our option, at a per annum rate equal to either: (a) LIBOR plus 1.65%; or (b) a floating rate equal to the Prime Rate, as defined in the Fort Road note. As a result of the Letter Agreement, the Fort Road loan bears interest at an effective fixed rate of 4.70% per annum from March 10, 2008 through March 6, 2011; and provides for monthly principal and interest payments due on the first business day of each calendar month commencing on April 1, 2008.

The material terms of the interest rate swap are qualified in their entirety by the terms of the Letter Agreement attached as Exhibit 10.9 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On March 12, 2008, we issued a press release announcing the acquisition of the Fort Road property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Fort Road Associated limited Partnership and Triple Net Properties, LLC, dated January 14, 2008

10.2 First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Fort Road Associates Limited Partnership and Triple Net Properties, LLC, dated January 31, 2008

10.3 Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Fort Road Associates Limited Partnership and Triple Net Properties, LLC, dated March 5, 2008

10.4 Assignment and Assumption of Purchase Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Healthcare REIT Fort Road medical, LLC, dated March 6, 2008

10.5 Promissory Note by G&E Healthcare REIT Fort Road Medical, LLC in favor of LaSalle Bank National Association, dated March 6, 2008

10.6 Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing by G&E Healthcare REIT Fort Road Medical, LLC for the benefit of LaSalle Bank National Association, dated March 6, 2008

10.7 Guaranty of Payment by Grubb & Ellis Healthcare REIT, Inc. in favor of LaSalle Bank National Association, dated March 6, 2008

10.8 Environmental Indemnity Agreement by G&E Healthcare REIT Fort Road Medical, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of LaSalle Bank National Association, dated March 6, 2008

10.9 ISDA Interest Rate Swap Confirmation Letter Agreement by and between G&E Healthcare REIT Fort Road Medical, LLC and LaSalle Bank National Association, dated March 10, 2008

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated March 12, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

March 12, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Fort Road Associated limited Partnership and Triple Net Properties, LLC, dated January 14, 2008
10.2	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Fort Road Associates Limited Partnership and Triple Net Properties, LLC, dated January 31, 2008
10.3	Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Fort Road Associates Limited Partnership and Triple Net Properties, LLC, dated March 5, 2008
10.4	Assignment and Assumption of Purchase Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Healthcare REIT Fort Road Medical, LLC, dated March 6, 2008
10.5	Promissory Note by G&E Healthcare REIT Fort Road Medical, LLC in favor of LaSalle Bank National Association, dated March 6, 2008
10.6	Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing by G&E Healthcare REIT Fort Road Medical, LLC for the benefit of LaSalle Bank National Association, dated March 6, 2008
10.7	Guaranty of Payment by Grubb & Ellis Healthcare REIT, Inc. in favor of LaSalle Bank National Association, dated March 6, 2008
10.8	Environmental Indemnity Agreement by G&E Healthcare REIT Fort Road Medical, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of LaSalle Bank National Association, dated March 6, 2008
10.9	ISDA Interest Rate Swap Confirmation Letter Agreement by and between G&E Healthcare REIT Fort Road Medical, LLC and LaSalle Bank National Association, dated March 10, 2008
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated March 12, 2008